UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 19, 2011

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	NA
(Address of principal executive offices)	(Zip Code)

(353) (1) 234-3136

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

Asset Purchase Agreement

On December 19, 2011, Seagate Technology International (the “Buyer”), an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of Seagate Technology plc completed its previously announced transaction to acquire the hard disk drive (HDD) business of  Samsung Electronics Co., Ltd., a company organized under the laws of the Republic of Korea (the “Seller”) pursuant to that certain Asset Purchase Agreement entered into by and among the parties on April 19, 2011 (the “Agreement”).

Pursuant to the Agreement, the Seller received $687,500,000 in cash and 45,239,490 Ordinary Shares of the Registrant (together, the “Purchase Price”). The cash portion of the purchase price was funded from the Registrant’s cash on hand.

Shareholder Agreement

Upon the closing of the transactions contemplated by the Agreement, the Shareholder Agreement (the “Shareholder Agreement”) entered into between the Registrant and the Seller, as previously described in the Registrant’s Current Report on Form 8-K filed on April 19, 2011, became effective. Among other things, the Shareholder Agreement provides that the Seller shall have the right to appoint one representative to Registrant’s Board of Directors so long as Seller and its affiliates continue to hold at least 7% of the Registrant’s outstanding Ordinary Shares. It is anticipated that the appointment of the representative will occur following closing. Further, the Registrant has agreed, subject to certain exceptions set forth in the Shareholder Agreement, to file a registration statement on or prior to one year following the closing date of the transactions contemplated by the Agreement to register the Ordinary Shares issued to Seller.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02.  Unregistered Sales of Equity Securities

The information set forth in Item 2.01 related to the issuance of the Registrant’s Ordinary Shares is hereby incorporated by reference under this Item 3.02.  The issuance of the Registrant’s Ordinary Shares was made pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated December 19, 2011, of Seagate Technology plc entitled “Seagate Completes Acquisition of Samsung’s Hard Disk Drive Business.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used, the words “anticipates”, “believes”, “expects”, “may”, “should” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements included in this current report on Form 8-K  include, but are not limited to, Seagate’s expectation regarding anticipated benefits of the transaction, including potential benefits for future operating results. Such forward-looking statements are based on expectations, estimates and projections about the markets in which Seagate operates, management’s beliefs, and certain assumptions made by management and involve known and unknown risks, uncertainties and other unknown factors that could cause actual results to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements, including but not limited to (i) Seagate’s ability to realize the expected benefits of the acquisition, (ii) the integration may result in revenue attrition, significant accounting charges and increased capital expenditures (iii) the potential that Seagate does not successfully integrate the employees (iv) risks related to the diversion of senior management’s attention, (v) the potential loss of key customers or suppliers of Samsung, (vi) the possibility that the transaction may not further Seagate’s business strategy as Seagate expected and (vii) the possibility that Seagate’s markets will not develop as Seagate presently anticipates. Many of such risks, uncertainties, and other factors may be beyond the company’s control. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the company’s Annual Report on Form 10-K, Form 10-K/A and Quarterly Reports on Form 10-Q as filed with the U.S. Securities and Exchange Commission on August 17, 2011, August 24, 2011 and October 27, 2011, respectively, which statements are incorporated into this current report on Form 8-K  by reference. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and Seagate undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Patrick J. O’Malley
Patrick J. O’Malley Executive Vice President and Chief Financial Officer

Date:  December 20, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated December 19, 2011, of Seagate Technology plc entitled “Seagate Completes Acquisition of Samsung’s Hard Disk Drive Business.”